                                                                    Exhibit 23.3

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this  Registration  Statement of
NYFIX,  Inc. on Form S-3 of our report  relating to the  consolidated  financial statements of Javelin  Technologies,  Inc.  dated May 24, 2002 appearing in Form
8-K/A of NYFIX,  Inc.  filed June 13, 2002, and to the reference to us under the heading  "Experts"  in the  Prospectus,  which  is  part  of  this  Registration
Statement.

Deloitte & Touche LLP
Stamford, Connecticut
January 13, 2003